UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due May 27, 2010

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow Jones EURO STOXX 50® Index and the iShares® MSCI Emerging Markets Index Fund due May 27, 2010

8.3	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones — AIG Commodity IndexSM due November 30, 2012
8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due November 28, 2008
8.5	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due November 28, 2008
8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due May 31, 2011
8.7
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due May 31, 2011

8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the U.S. Dollar Index® due May 29, 2009
8.9
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX Hong Kong 30 Index, the Dow Jones EURO STOXX 50® Index and the S&P 500® Index due May 28, 2010

8.10
Tax Opinion of Davis Polk & Wardwell relating to 6.25% (equivalent to 25.00% per annum) Reverse Exchangeable Notes due August 31, 2007 Linked to American Depositary Shares Representing the Ordinary Shares of Elan Corporation, plc

8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 31, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 30, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.14	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin
Name: Neila B. Radin
Title: Senior Vice President

Dated: May 29, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due May 27, 2010

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index, the Dow Jones EURO STOXX 50® Index and the iShares® MSCI Emerging Markets Index Fund due May 27, 2010

8.3	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones — AIG Commodity IndexSM due November 30, 2012
8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due November 28, 2008
8.5	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due November 28, 2008
8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due May 31, 2011
8.7
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and the S&P 500® Index due May 31, 2011

8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the U.S. Dollar Index® due May 29, 2009
8.9
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX Hong Kong 30 Index, the Dow Jones EURO STOXX 50® Index and the S&P 500® Index due May 28, 2010

8.10
Tax Opinion of Davis Polk & Wardwell relating to 6.25% (equivalent to 25.00% per annum) Reverse Exchangeable Notes due August 31, 2007 Linked to American Depositary Shares Representing the Ordinary Shares of Elan Corporation, plc

8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 31, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 30, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.14	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer